Exhibit 99.1
November 2, 2022 Business Update

1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital ex penditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward - looking statements. These forward - looking statements r eflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward - looking stateme nts represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Im por tant factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including uninsured wildfire - related and debris flow - related costs, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred as a result of the COVID - 19 pandemic, and increased labor and materials costs due to su pply chain constraints and inflation; • ability of SCE to implement its Wildfire Mitigation Plan and capital program; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wil dfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk m iti gation; • risks associated with implementing PSPS, including regulatory fines and penalties, claims for damages and reputational harm; • ability of SCE to maintain a valid safety certification; • ability to obtain sufficient insurance at a reasonable cost, including insurance relating to wildfire - related claims, and to rec over the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses from customers or other parties; • extreme weather - related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, droughts, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, rot ating outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risk that California Assembly Bill 1054 (“AB 1054”) does not effectively mitigate the significant exposure faced by Californi a i nvestor - owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity o f t he Wildfire Insurance Fund and the CPUC's interpretation of and actions under AB 1054, including its interpretation of the prudency standard established under AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its co ntract workers; • decisions and other actions by the California Public Utilities Commission, the Federal Energy Regulatory Commission, the Nucl ear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of re turn or return on equity, the recoverability of wildfire - related and debris flow - related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval an d implementation of electrification programs, and delays in executive, regulatory and legislative actions; • cost and availability of labor, equipment and materials, including as a result of supply chain constraints; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public oppositi on, permitting, governmental approvals, on - site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • pandemics, such as COVID - 19, and other events that cause regional, statewide, national or global disruption, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results and cause Edison International and SCE to incur unantici pat ed costs; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison Internati ona l's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible cus tom er bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to g ene rate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers , o ther than electrical corporations (like SCE) and CCAs); • risks inherent in SCE’s capital investment program, including those related to project site identification, public opposition , e nvironmental mitigation, construction, permitting, changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of electrical facilities, including worker and public safety issues, the risk of utility ass ets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward - Looking Statements”, “Risk Factors” and “Management’s Discussi on and Analysis” in Edison International’s Form 10 - K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.c om. These filings also provide additional information on historical and other factual data contained in this presentation. Forward - Looking Statements November 2, 2022

2 Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Introduction Edison International is leading the transformation of the electric power industry November 2, 2022 One of the nation’s largest electric - only utilities, serving over 15 million residents EIX’s principal subsidiary, with ~$5+ billion annual electric infrastructure investment opportunity Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires - focused rate base of ~$39 billion, with limited ownership of power generation capacity (<20% of power delivered from owned generation) Provides integrated energy and sustainability solutions to commercial, institutional and industrial customers Customer base includes 24 of the Fortune 100 Holding company focused on opportunities in clean energy, efficient electrification, grid of the future, and customer choice

3 Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Introduction Thesis: Wires - focused electric utility with regulated rate base growth aligned with state’s aggressive clean energy goals November 2, 2022 Constructive California and Federal regulatory structures Aggressive climate goals met with clean, efficient, economy - wide electrification Significant investment required to strengthen and modernize the electric grid Investment in electric - led clean energy future results in strong rate base and dividend growth Decoupling of sales Forward - looking ratemaking Premium California ROE Wildfire prudency standard California GHG reduction Helping customers make clean energy choices Address wildfire risk and climate adaptation needs Infrastructure replacement Electrification infrastructure 7 – 9% average annual 2021 – 2025 rate base growth Target dividend payout of 45 – 55% of SCE core earnings

4 Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Introduction EIX is well positioned for a decarbonized future, with no coal or gas LDC exposure and high electric sales growth potential November 2, 2022 UTY 1 EEI Index 2 Electric - Only & No Gas LDC Exposure (# of Companies) 6 of 21 12 of 39 ✓ No stranded asset risk with increased electrification No Coal Generation Ownership (# of Companies) 7 of 21 10 of 39 ✓ No coal generation or contracts in SCE’s portfolio 100% Carbon - free Electricity by 2045 3,4 (# of Companies) 10 of 21 19 of 39 ✓ SCE’s aggressive target is strongly aligned with California’s net zero goal Electric Sales per Customer (MWh/year) 5 13 – 39 Avg: 24 12 – 59 Avg: 24 16 Relatively low per - customer usage will grow with electrification, which supports affordability 1. Philadelphia Utilities Index (UTY) consists of 21 geographically diverse public utility stocks, including one water utility. Val ues shown include EIX 2. EEI Index consists of 39 publicly traded companies that are members of Edison Electric Institute, which includes 18 of the co mpa nies also in UTY. Values shown include EIX 3. Company counts reflect the number of companies with goals of net zero or carbon - free electricity targets by 2045 or sooner 4. For EIX, defined as 100% carbon - free electricity delivered to SCE customers in terms of retail sales by 2045 5. Refers to total customer base, including residential, commercial, and industrial customers. Based on latest available data fo r y ear ended 2021 Source: EIX research, S&P Capital IQ Pro

5 Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Introduction Sustainability is central to Edison’s vision to lead the transformation of the electric power industry November 2, 2022 Social Environmental Governance 2045 goals: net - zero GHG emissions across Scopes 1, 2, and 3 and 100% carbon - free power delivered ( ~43% in 2021) 1 Over $800 million in approved SCE funding to expand transportation electrification SCE named to SEPA 2021 Utility Transformation Leaderboard for progress toward carbon - free grid Winner of EEI’s Edison Award for innovative suite of Transportation Electrification programs Committed to SCE vehicle fleet electrification goals by 2030 Highest level governance score from ISS Board oversight of ESG risks such as safety, climate change impacts, and cybersecurity 8 of 11 directors diverse by gender, race/ethnicity, and/or LGBTQ+ self - ID; gender parity for independent directors 50% of executive annual incentive pay tied to safety & resiliency - related goals for 2022 Recognized as a CPA - Zicklin “Trendsetter” in political accountability and disclosure 3 Recipient of several awards for workplace diversity & inclusion 2 Long - standing community partnerships , incl. $2.4B annual spend with diverse suppliers Publish expansive data 2 on workforce, supplier, and community investment diversity Committed to gender parity in executive roles by 2030 and broader DEI actions $20 million per year in philanthropic contributions with at least 80% going to diverse and underserved communities We are committed to achieving net - zero GHG emissions by 2045 and have other long - term ESG goals related to clean energy, electrification, DEI, and safety 1. Net zero goal is enterprise - wide. Delivered power goal is SCE - specific and percentages refer to power delivered to SCE customers .. Reflects no coal generation of delivered electricity 2. View data in our annual Diversity, Equity & Inclusion Report, as well as awards and recognition in our annual Sustainability Rep ort, both found on our Sustainability site 3. Edison International is recognized as a “Trendsetter” on the Center for Public Accountability (“CPA”) - Zicklin Index of Corporate Political Disclosure and Accountability. The Trendsetter category highlights leaders in the S&P 500 for commitments to transparency and accountability in political spending

6 Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Introduction Our sustainable financing activities underscore the strong link between our strategy and financings November 2, 2022 Primary Category 1 U.N. Sustainable Development Goals Alignment Green Renewable Energy Clean Transportation Energy Efficiency & Carbon Reduction Climate Change Adaptation Social Socioeconomic Advancement and Empowerment, Including Gender Inclusion Green, Social, and Sustainability instruments will fund projects that provide distinct environmental or social benefits Eligible Project Categorie s Included in Sustainable Financing Framework 1. Excludes projects with GHG intensity above 100 gCO2e / kWh and bioenergy projects that do not have a sustainable feedstock (i ..e. , does not negatively impact food security or contribute to deforestation). Excludes any expenditures on fossil fuel - fired generation, nuclear generation or large hydro (>30 MW) 2. Vigeo Eiris was acquired by Moody’s Corporation in 2019 and has rebranded as Moody’s ESG Solutions since providing their second - party opini on 3. Issued independent of Edison’s Sustainable Financing Framework; Vigeo Eiris separately provided an additional second - party opinion on offerings alignment with ICMA’s Green Bond Principles Edison’s Sustainable Financing Framework aligned with ICMA’s Green Bond Principles, Social Bond Principles, and Sustainability Bond Guidelines Vigeo Eiris 2 , second - party opinion provider, rated framework’s Contribution to Sustainability as “Advanced” (highest rating) SCE has issued $2.1 billion of sustainable bonds for eligible projects under the framework and $0.5 billion of green securitization bonds 3

7 Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Introduction California’s regulatory mechanisms provide revenue certainty, even as load and payment patterns change November 2, 2022 Revenue Decoupling means earnings aren’t affected by changes in electricity sales Long - standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection Balancing Accounts allow SCE to collect and refund differences to authorized revenue SCE has several balancing accounts, including for variances in sales volume, such as those related to weather and COVID - 19 impacts Balancing account established for incremental residential uncollectibles Forecast Ratemaking reduces regulatory lag Four - year GRC cycle with forward - looking test year and attrition year increases CPUC has historically authorized post - test year ratemaking mechanism that gives SCE opportunity to offset some inflationary price increases based on utility - specific indices Cost of capital proceedings on three - year cycle separate from GRC

CLEAN ENERGY TRANSITION LEADERSHIP

9 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership Reaching California’s 2045 GHG goals requires a near - complete transformation of energy use economy wide November 2, 2022 100% of grid sales with carbon - free electricity 80 GW of utility - scale clean generation 30 GW of utility - scale energy storage 30 GW of generation and 10 GW of storage from DERs, including 50% of single - family homes 30% of space and water heating to be electrified by 2030 70% of space and water heating to be electrified by 2045 Building electrification will increase load significantly by 2045 — representing 15% of the total load 76% of light - duty vehicles need to be electric 67% of medium - duty vehicles need to be electric 38% of heavy - duty vehicles need to be electric Natural gas capacity provides a crucial role for reliability and affordability; however, consumption will decline 50% by 2045 40% of remaining gas will need to be low carbon fuels (e.g., biomethane, hydrogen) Pathway 2045: Key steps California must take to reach carbon neutrality Edison will continue working in partnership with state and federal governments and with other stakeholders, including the communities we serve, to advance policies that rapidly cut GHG emissions Sequestration can be achieved through additional natural resources or engineered solutions Emerging technologies and practices will be required to find the most economical method to remove carbon at this scale 1. AB 1279 became law on September 16, 2022, requiring California to be carbon neutral and to reduce anthropogenic GHG emissions by 85% from 1990 levels by 2045. Further analysis will need to be completed to determine the least - cost path to meet the 85% reduction goal 1

10 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership Electricity sales required to be 100% carbon - free by 2045 Decarbonizing transportation sector, ~40% of GHG emissions, requires widespread vehicle electrification State’s commitment highlighted by requiring all new passenger vehicles sold to be zero - emission by 2035 and operations of MD/HD vehicles 2 be zero - emission by 2045 Electrification of buildings and industrial processes also a key factor Remaining emissions require offset or sequestration to reach carbon neutrality 1. Buildings and Other includes residential, commercial, and agriculture 2. Medium - and heavy - duty (MD/HD) vehicles shall be 100% zero - emission by 2045 where feasible, with the mandate going into effect b y 2035 for drayage trucks Source: SCE’s Pathway 2045 analysis SCE is a catalyst for achieving California’s aggressive GHG and clean energy goals via economy - wide electrification November 2, 2022 Achieving 80% GHG reduction by 2050 will require fuel use changes in all sectors State Carbon Emissions Reduction Pathway California GHG Emissions, Annual million metric tons (MMT) – 100 200 300 400 2015 2020 2025 2030 2035 2040 2045 2050 80% by 2050 ( 86 MMT ) Carbon Neutrality by 2045 (108 MMT) 40% by 2030 ( 260 MMT ) Electricity Transportation Industrial Buildings and Other 1

11 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership Significant incremental grid investments required by 2045 to serve load growth and integrate renewables and storage November 2, 2022 1. In 2019 dollars under Balanced Scenario 2. Source: CAISO Draft 20 - year Transmission Outlook published January 31, 2022, which is long - range conceptual plan of the transmis sion grid in 20 years to provide context for and framing of issues in CAISO’s 10 - year Transmission Plan. The 20 - year outlook is not a tariff - based project approval process that focuses on project approvals 3. SCE estimates that CAISO’s Draft 20 - year Transmission Outlook includes approximately $8 billion of transmission investments in t he utility’s service area, which may be competitively bid Source: SCE’s Pathway 2045 analysis. See Pathway 2045 Appendices for additional information on the analysis and its methodolo gy CAISO Grid Investment 2031 – 2045 At least a third of incremental grid investment fits squarely within IOU jurisdictions CAISO - wide grid investment in Pathway 2045 Balanced Scenario ~$75 billion (2019$) Transmission for Out - of - State Imports ISO Interconnections Local Capacity Distribution Subtransmission Infrastructure to interconnect and integrate resources May be mix of investment by utilities, generators, and other market participants Utility infrastructure additions and upgrades Predominantly investments by utilities in their service areas CAISO - wide investment required at various voltage levels and to address specific system needs CAISO estimates $30 billion of transmission investment needed through 2040 2 ; generally consistent with SCE’s Pathway 2045 analysis 3 Upgrades at lower voltages are clearly utility - owned; transmission projects may be competitively bid Potential additional utility investment upside from storage – Pathway 2045 analysis showed ~$54 billion 1 need for battery storage CAISO - wide – May be opportunities where utilities are natural owners

12 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership Annual residential household energy costs (2019$) 1 2019 2045 By 2045, a greater reliance on electricity, combined with population and economic growth, will result in a 60% increase in electricity sales from the grid Household savings driven by reduced gasoline consumption due to high market penetration of electric vehicles Improvements in equipment efficiency, energy efficiency, and demand response programs further reduce consumption Total energy cost for an average household decreases by about one - third by 2045 A decarbonized, electrified world produces energy cost savings for an average household November 2, 2022 $3,130 $4,550 Home Solar Electricity Bill Home Gas Bill Gasoline 1. Reflects annual energy costs using SCE data and does not account for the cost of equipment. Assumes average customer in 2045 wou ld have electric vehicle, solar, and electric water and space heating Source: SCE’s Pathway 2045 analysis

13 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership 0% 2% 4% 6% 8% West Virginia Mississippi Tennessee Alabama Oklahoma Kentucky Arkansas South Carolina Indiana Vermont Michigan Maine Kansas Louisiana Missouri Georgia Arizona South Dakota North Carolina Rhode Island Ohio Oregon Connecticut Montana Nebraska Nevada Idaho Florida North Dakota SCE Wisconsin Delaware Pennsylvania Washington New Mexico Iowa New Hampshire Wyoming Virginia Massachusetts New York Colorado Illinois Minnesota Utah Maryland New Jersey Total 2021 energy burden in SCE’s service area was below median and can decrease with higher levels of electrification November 2, 2022 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census B ure au, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, and estimated share of income spent on vehicle fuel by state presented in the DOE’s Vehicle Technologies Office Figure of the Wee k # 1176, which does not include estimates for Hawaii or Alaska. Data not available for Texas 2. All rates include California Climate Credit 3. Sources: SCE Advice 4864 - E effective Oct. 1, 2022, PG&E Advice 6713 - E effective Oct. 1, 2022, SDG&E Advice 4004 - E effective June 1, 2022 23.7 28.0 30.5 SCE PG&E SDG&E …and among California IOUs, SCE has the lowest system average rate System Average Rate 2,3 Cents per kWh Electricity and total energy burdens in SCE’s service area tend to be lower than those in other states… 2021 Est. Average Residential Customer Energy Burden (% of Income) 1 +18% vs. SCE +29% vs. SCE Electricity Nat. Gas Gasoline For customers of large utilities in:

14 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership 5 10 15 20 25 30 2001 '08 '15 2022 SCE’s average rate has grown less than inflation over the last 20 years, even with recent increases to mitigate wildfire risks November 2, 2022 1. Inflation data based on CPI Los Angeles - Long Beach - Anaheim region: through September 30, 2022 SCE’s system average rate has grown at annualized 2.6% vs. local inflation of 2.9% since 2001 1 Cents per kWh SCE System Average Rate Los Angeles Area Inflation

15 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership Transportation Electrification Energy Storage Edison International has one of the strongest electrification profiles in the industry November 2, 2022 Building Electrification 1. As of August 2022. Source: DMV on data provided by EPRI 2. Based on SCE analysis. SCE’s Pathway 2045 analysis estimates that 7.5 million light - duty EVs are needed by 2030 for California t o meet its decarbonization target 3. Inflation Reduction Act of 2022 Largest U.S. IOU EV charging programs with over $800 million of approved funding Substantial state budget commitments to accelerate zero - emission vehicles ~1 in 7 U.S. EVs are in SCE’s service area 1 Current trajectory of 4.7 million EVs in CA (1.7 million in SCE’s area) by 2030, and need to achieve 7.5 million 2 Represents ~6.7 million MWh of incremental load in SCE’s area by 2030 and ~50 million MWh by 2045 SCE has proposed $677 million plan to accelerate adoption of 250,000 heat pumps State plans for $1 billion in budgets over next 5 years for equitable building decarbonization; IRA brings in excess of $22B in tax credits and rebates nationwide 3 Target to have 24 million residential heat pumps in California by 2045 Represents ~2.2 million MWh of incremental load in SCE’s area by 2030 ~9.8 million MWh by 2045 SCE has installed or procured ~4.4 GW of storage capacity SCE constructing ~535 MW of utility - owned storage to support reliability Project 30 GW of utility - scale storage needed California - wide by 2045 Growing energy storage capacity supports reliability as economy increasingly relies on electricity

16 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership $872 $414 $367 $235 $205 $205 EIX PCG ED SRE PEG NEE SCE leads the largest utility transportation electrification initiatives and programs in the U.S. November 2, 2022 1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE’s vehicle rebate programs t hro ugh the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE’s transportation electrification programs Sources: EEI Electric Transportation Biannual State Regulatory Update (November 2021), SCE Edison’s large suite of TE programs enables California’s leadership of EV adoption Approved Electric Utility Transportation Electrification Portfolios >$200 Million; $ in Millions (capital and O&M) By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity - focused programs funded via California’s LCFS program 1 By 2027, SCE’s offerings will have: – Added >40,000 light - duty vehicle chargers and ~8,500 medium - and heavy - duty vehicles – Directly contributed to electrification of >550,000 vehicles with ~50% in disadvantaged communities EIX/SCE received the prestigious EEI Edison Award for SCE’s innovative suite of TE programs

17 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership SCE’s future load growth is highly levered to EV adoption, which is a critical component of reaching state GHG goals November 2, 2022 1. Includes both light duty and non - light duty EV load 2. As of August 2022. Source: DMV data provided by EPRI To date, ~1 in 7 U.S. electric vehicles have been sold in SCE’s service area 2 – ~400,000 EVs in SCE’s area 2 SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi - family unit dwellings and disadvantaged communities State budget funding of $10 billion to accelerate zero - emission vehicles represents significant progress in helping spur adoption Electric vehicles in SCE’s service area added ~2,250 GWh of load in 2021 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh 1 0 10,000 20,000 30,000 40,000 50,000 60,000 2020 '25 '30 '35 '40 2045 Current Trajectory Pathway 2045 Trajectory More durable funding for transportation market required to close the gap

18 Introduction Wildfire Mitigation Financial Information Appendix Clean Energy Transition Leadership Increased energy storage is essential to support the transition to a carbon - free future November 2, 2022 – 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2020 2021 2022 2023 2024 2025 2026 Future Procurement Requirements Procured or Under Construction Online 1. SCE’s proportional procurement obligation under D.21 - 06 - 035 CPUC mid - term reliability decision requires SCE to procure ~3,700 MW of energy storage to be online 2023 through 2026 and ~350 MW of baseload renewables (e.g., geothermal) by 2026 1 SCE constructing ~535 MW of utility - owned storage, which has been approved by the CPUC SCE estimates that California will need 10 GW of utility - scale energy storage by 2030 and 30 GW by 2045 to support the transition to 100% carbon - free power SCE has installed or procured ~4.4 GW of storage capacity and must procure ~1.9 GW more by 2026 1 Energy storage capacity procured and online (MW)

SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

20 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation AB 1054 1 provides a strong regulatory construct for determining wildfire liability and cost recovery November 2, 2022 Established safety certification process and additional wildfire safety oversight Under AB 1054, SCE can obtain an annual safety certification upon submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE’s request for a new safety certification Codified prudency standard that assumes utility prudency unless serious doubt created Provided a utility is “safety certified,” establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility’s control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted Established ~$21 billion Wildfire Insurance Fund Enhances liquidity available to pay wildfire claims Reimburses utility for eligible claims payments above the higher of $1 billion and required insurance coverage Caps utility liability exposure if utility found imprudent (SCE 2022 cap: ~$3.4Bn) If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund Reimbursement capped if utility has valid safety certification. 2 The c ap covers trailing three - year period and limits reimbursement to 20% of electric T&D equity rate base 3 1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019 2. And has not been found to have acted with conscious or willful disregard of the rights and safety of others 3. Excluding general plant and intangibles

21 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation The $21 billion California Wildfire Fund provides IOUs with liquidity and ceiling on liability for wildfire claims November 2, 2022 1. Source: California Earthquake Authority Financial Report presented at the October 27, 2022 California Catastrophe Response Co unc il meeting 2. Initial $2B loan from SMIF has largely been repaid with NBC collections; full repayment expected in May 2023; the fund has no ot her debt outstanding 3. “Eligible claims”: claims for third - party damages from covered wildfires less annual utility retention (larger of $1.0 billion o r required insurance layer per fund administrator). subject to fund administrator approval 4. Excluding general plant and intangibles Wildfire Fund Background Fund Status & Approach 1 Mechanics Overview Established in 2019 to provide a source of money to reimburse eligible claims arising from a covered wildfire caused by equipment of a participating utility Initial funding commitments provide ≥$21 billion in claim - paying capacity Contributions split between participating utility (PG&E, SCE, and SDG&E) shareholders and customers via non - bypassable charges (NBCs) – SCE shareholders contribute $95 million per year through 2028 Fund invested/managed by California Earthquake Authority (CEA) Currently ~$10 billion of assets – Should the Fund need additional capitalization, can issue additional debt backed by NBCs 2 Investment portfolio consists of ~2/3 Treasury/Agency and ~1/3 corporate securities – Avg. credit rating: AA - – Hold to maturity approach with avg. duration of 3.2 years to manage principal risk while providing timely liquidity for claims payments Fund provides liquidity for payment of eligible claims to claimants 3 If found prudent, IOU does not reimburse Fund – If found imprudent under AB 1054’s serious doubt standard, reimburses Fund up to 3 - year rolling cap – Does not have a separate replenishment mechanism Liability cap of 20% of T&D Equity Rate Base 4 (~$3.4Bn for SCE for 2022) unless found to have acted with conscious or willful disregard – Liability cap lapses when fund exhausted

22 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation Wildfire Fund Illustrated: Eligible claims paid by Fund and IOUs reimburse up to cap only to degree found imprudent 1,2 November 2, 2022 SCE does not reimburse Fund for eligible claims 1 above annual aggregate retention of $1 billion If found 100% prudent 2 SCE’s Insurance/ Retention Wildfire Insurance Fund Utility Shareholders 1. Eligible claims are those that exceed the greater of $1 billion or the amount of the utility's wildfire insurance as required by the Fund administrator. Liability cap applies unless SCE is found to have acted with a conscious or willful disregard of the rights and safety of others 2. Costs in application may be allocated for cost recovery in full or in part considering factors within and beyond utility’s contr ol, including humidity, temperature, and winds 3. Claims typically settle at a percentage of the asserted damages 1.0 4.0 1.0 0.6 3.4 If found 100% imprudent 2 $5 billion cost of paid claims 3 (Wildfire Fund reimburses utility for claims paid above IOU retention) SCE cost recovery application and CPUC review (Serious doubt standard) Example of Wildfire Insurance Fund operations, reimbursement, and IOU liability from a hypothetical wildfire resulting in $5 billion of paid claims $ in Billions; Example based on SCE’s 2022 Liability Cap Liability cap (20% of T&D equity rate base) reduced by IOU reimbursement on 3 - year rolling basis for subsequent events 2 $5.0 $5.0

23 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation California has continued to increase investments in wildfire suppression and prevention 1 November 2, 2022 CAL FIRE budget support along with actions to increase staffing and improve effectiveness ~$2.5 – 2.8bn/year ~7,180 – 8,769 Increases to firefighting crews Helicopter fleet replacement Air tanker funding Advanced modeling and analytics to inform suppression strategy Surge capacity New wildfire cameras and communications equipment deployed Fuel reduction projects $1.5 billion Wildfire & Forest Resilience Strategy 3 ~$3.7bn ~11,273 Additional firefighters Helicopter acquisition completion Air asset expansion Wildfire & Forest Resilience Strategy ( Add’l .. $1.2bn across depts. and years 3 ) Resilient Forests & Landscapes Wildfire Fuel Breaks Reforestation Regional Investments Community Hardening Science - Based Management Forest Sector Stimulus Substantial increase in wildfire suppression budget to address shifting risk factors Governor’s proposed budget would increase funding to support firefighters, equipment and forest mgmt. 2016 - 17 & 2017 - 18 Budget Years 2018 - 19 through 2021 - 22 Budget Years 2022 - 23 Budget Year CAL FIRE Budget 2 : ~$2.0bn/year CAL FIRE Positions: ~6,900 Extended peak staffing period Began procurement process to replace helicopters to enhance initial attack effectiveness Additional year - round engines 1. Total state funding and resources for wildfire suppression and prevention are also reflected in budgets of other departments, co unties, and the State Mutual Aid System 2. As initially enacted. Does not include subsequent Emergency Fund funding. 2022 - 23 Budget refers to the Enacted Budget 3. Budgeted across departments and budget years. Composed of $536 million in 2020 - 21, $988 million in 2021 - 2022. The additional $1. 2 billion included in the 2022 - 23 Budget includes spending during budget years 2022 - 23 and 2023 - 24. Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE’s overall budget and the action in this reference

24 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation Many of SCE’s wildfire mitigation practices have been in place for years and have greatly evolved since 2018 November 2, 2022 Longstanding wildfire mitigation efforts at SCE Pre - 2018 practices and enhancements Foundational strategy established in 2018 – 2019 GS&RP (2018) and 2019 WMP Advance technology and risk modeling capabilities 2020 WMP & 2021 WMP Update Update of long - term system hardening strategy 2022 WMP Update Fire prevention planning - Special procedures for Red Flag Warnings - Automated recloser (RAR) blocking on fire weather days Engineering and design - RARs installed to sectionalize grid - Principles to reduce possibility of debris contacting equipment Veg. mgmt. and other inspection programs Standard operating practices, emergency planning & response, and outreach activities during a wildfire event Grid hardening - Covered conductor - Fire resistant poles - Current limiting fuses - Additional RAR installations Bolstering situational awareness capabilities - HD cameras - Weather stations Enhancing operational practices - Extra - sensitive (“fast curve”) relay settings - PSPS operational enhancements - Expanded line clearances and new hazard tree program Improving wildfire risk assessments & models - Analytical granularity - Transition to Technosylva fire spread model Inspection strategy evolution - Expanded inspections based on emergent fuel conditions Continued minimizing of PSPS impacts - Sectionalization - Customer care programs Aerial fire suppression Advancing new technologies - Open Phase Detection - Rapid Earth Fault Current Limiter - Early Fault Detection Expanded grid hardening - Updated risk analysis for covered conductor deployment & targeted undergrounding Updating veg. mgmt. risk prioritization - Tree risk index - Risk prioritized pole brushing methodology Continued reduction of PSPS impacts Adding new mitigation strategies - Transmission wires down - Vibration dampers - Secondary conductor ignitions - Additional customer care pilots

25 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation SCE’s tools and technology allow it to monitor real - time conditions to help inform operational decision - making November 2, 2022 170+ cameras that provide visibility to about 90% high fire risk areas to monitor wildfire conditions Plan to increase coverage to nearly all of high fire risk areas by 2024 1,590+ weather stations that provide wind speed, humidity and temperature data Incorporating machine learning capabilities to enhance forecasts State - of - the - art software with high - resolution model that forecasts weather conditions down to <2 miles Millions of simulations run to determine risk, understand community impacts, and help strategize grid hardening Wildfire Camera Network HD Weather Stations Weather and Fire Spread Modeling Fuel Sampling Measuring vegetation moisture at 15 sampling sites biweekly to help determine fuel conditions Using data to train machine learning fuel moisture model to enhance operations Accessible to the public at sce.com/ weatherstations Accessible to the public at www.alertwildfire.org

26 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation https://library.sce.com/conten t/dam/eix/documents/investo rs/wildfires - document - library/Wildfire_CaliforniaBiom es.pdf Covered conductor is one of the most effective measures to reduce wildfire and PSPS risks in SCE’s service area November 2, 2022 Execution Speed Geography Unique Factors Cost to Implement ~ 1.5 ~ 5.5 ~ 0.6 Under- ground Covered Conductor Undergrounding is considered where there is: • High burn frequency • Limited egress • Wind speeds exceeding covered conductor PSPS thresholds • Exceptionally high potential consequence (>10,000 acres) • Operational feasibility Covered conductor can be deployed within 16 – 24+ months, and sometimes faster Undergrounding generally takes 25 – 48+ months Covered conductor installation costs significantly lower than undergrounding Undergrounding costs vary depending on construction methods, locational, and operational factors Contact from vegetation and other objects is a key risk factor in much of SCE’s area Covered conductor is very effective in mitigating these risks 1. Based on data provided in SCE’s 2022 WMP Update 2. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction Covered conductor is a very valuable tool to expeditiously and cost - effectively reduce wildfire risk specific to SCE. Undergrounding pursued for certain locations based on risk profile Cost per mile 1 $ in Millions Chaparral (brushland) presents different primary risk factors than heavily forested areas ~65 – 90% lower Click to view larger image Vegetation Type Evergreen Forest Deciduous Forest Broadleaved Forest Chaparral Grassland Desert Scrub Several hundred miles currently under evaluation for additional enhanced mitigation, including undergrounding Covered Cond. Under - ground Initiate ~2 – 3 ~2 – 3 Plan ~6 – 9 ~9 – 15 Schedule 2 ~6 – 9 ~9 – 15 Execute ~2 – 3 ~5 – 15 Total 16 – 24+ 25 – 48+ Avg. Implementation Time In Months

27 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation SCE’s ongoing deployment of covered conductor and other grid hardening measures helps keep its communities safe November 2, 2022 Total Miles of Primary Distribution Lines ~17,000 Underground ~7,000 Overhead ~10,000 Bare Wire ~5,700 Covered Conductor ~4,300 Total distribution lines in high fire risk areas (HFRA) Overhead vs. underground miles Overhead miles hardened by end of 2022 Overhead miles hardened by end of 2028 Covered Conductor and Targeted Undergrounding ~8,600 Total hardened by end of 2028 (Remaining to be replaced through routine activities) ✓ Total Hardened Miles ~15,600+ ✓ ✓ ✓

28 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation SCE has made substantial progress hardening the grid, with ~43% of bare wire in HFRA to be covered by year - end November 2, 2022 - 2,000 4,000 6,000 8,000 10,000 2018 '19 '20 '21 '22 '23 '24 '25 '26 '27 2028 Prioritizing riskier segments first, SCE expects to have the vast majority of its ~10,000 circuit miles in HFRA hardened by end of 2028 Circuit miles of hardened overhead distribution infrastructure 1 1. Refers to circuit miles of overhead distribution infrastructure in SCE’s high fire risk areas (HFRA) 2. Subject to regulatory approval. SCE will request funding for 2025 – 2028 in its 2025 GRC. Miles shown are based on SCE’s proposed plan in its RAMP filing Beyond current GRC cycle, SCE plans to proactively harden ~1,850 more miles 2025 – 2028 (next GRC cycle), which includes ~600 miles 2 Continuing pace of 1,200 miles per year , by end of 2021 GRC cycle, SCE expects to complete ~6,700 miles 2 of covered conductor

29 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation SCE’s execution of its wildfire mitigation strategy is reducing risk of wildfires associated with utility infrastructure November 2, 2022 Community Resource Centers Community Crew Vehicles 67 sites available 8 vehicles available High - Definition Wildfire Cameras Distribution Equipment Inspections 2022 Completed/Target 162,192/150,000 inspections Completed Since 2018 926,200 + inspections Transmission Equipment Inspections 2022 Completed/Target 17,369/16,000 inspections Completed Since 2018 124,300 + inspections Covered Conductor 2022 Completed/Target 1,074/1,100 circuit miles installed Completed Since 2018 4,050+ circuit miles installed Fast - Acting Fuses 2022 Completed/Target 391/350 fuses installed or replaced Completed Since 2018 13,700 + fuses installed o r replaced Hazard Tree Management 2022 Completed/Target 321/330 circuits assessed Completed Since 2018 1,080+ circuits assessed Weather Stations 2022 Completed/Target 136/150 weather stations installed Completed Since 2018 1,590 + weather stations installed Aerial Fire Suppression Resources Contributing $18 million to lease the quick reaction force of aerial firefighting assets to local fire agencies in SCE's service area to coordinate and reach wildfires in their early stages. These unique water and fire retardant dropping helitankers have the capability to operate day and night. Critical Care Backup Battery 2022 Completed 1,734 batteries provided to eligible customers Completed Since July 2020 8,470+ batteries provided to eligible customers 2022 Completed/Target 8/10 cameras installed 90% completed Note: Data as of September 30, 2022. Blue check marks indicate exceeded or met target. Green arrows indicate execution is on tra ck 80% completed Completed Since 2018 170+ cameras installed 108 % completed 108% completed 97 % completed 111% completed 97% completed

30 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation SCE is making meaningful progress in mitigating wildfire risk for its customers November 2, 2022 Covered conductor has reduced faults, which could lead to ignitions High fire risk inspection program has reduced remediation needs Expanded vegetation management and tree removal has reduced faults 67% fewer faults on fully covered circuits 1 53% fewer tree - caused faults 2 60% lower defect find rate 3 1. Measured by faults covered conductor is expected to mitigate per 100 circuit miles on fully covered circuits as compared to b are circuits in 2022 in HFRA 2. Measured by average monthly tree caused circuit interruptions in HFRA in 2020 – 2022 as compared to the average from 2015 – 2019 3. Measured as Total Defect Find Rate of Top Ignition Drivers (percentage of inspections) in 2022 as compared to 2019 (inception of program) for structures inspected every year 4. Measured as structures damaged or destroyed in wildfires greater than 1,000 acres associated with SCE’s infrastructure during 20 15 – 2020, using red flag warning days as a proxy for PSPS conditions. Please note, however, that a red flag warning, alone, would not necessarily result in a decision to implement a PSPS On segments where SCE has covered bare wire, there has not been a CPUC - reportable ignition from the drivers that covered conductor is expected to mitigate Today’s PSPS use would have prevented majority of damage from past wildfires >90% reduction of structures damaged 4

31 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation ~21% of total risk reduction SCE estimates its wildfire mitigation and PSPS have reduced probability of losses from catastrophic wildfires by ~65 – 70% 1,2 November 2, 2022 1. Baseline risk estimated by RMS using its wildfire model, the location of SCE’s assets, and SCE reported ignitions from 2014 - 2020 .. Risk reduction calculated by applying SCE - provided mitigation effectiveness and locations of covered conductor, tree removals, inspections, line clearing, and PSPS. Ra nge may vary for other loss thresholds 2. Includes 50,000 year - long simulations using 20 years of weather and fire modeling weighted for the last 5 years to reflect recen t experience and climate - change impacts 3. Annual losses represent potential claims resulting from wildfire. Total potential insured losses, such as damages to assets o f h omeowners and businesses, estimated by RMS, and uninsured losses, such as personal injury, fire suppression, and damage to publicly - owned assets estimated by SCE based on m anagement experience and judgment 4. Fund refers to AB 1054 Wildfire Insurance Fund. SCE used the one - year RMS loss estimates with its estimates for the size of unin sured losses to quantify the reduction in probability of experiencing $3.5 billion in losses over a three - year period, excess of $1 billion aggregate each year, after whi ch the AB 1054 liability cap would apply SCE expects to further reduce risk and decrease the need for PSPS with continued grid hardening investments Pre - 2018 4 Q2 2022 Estimated Risk Reduction PSPS Contribution Annual Risk of ≥$1.0 billion loss 3 ~5.2% ~1.9% ~65% reduction in estimated probability of accessing the Wildfire Fund Risk of ≥$3.5 billion drawn from Fund over 3 years 3 ~2.9% ~0.9% ~70% reduction in estimated probability of exceeding AB 1054 liability cap 1. Baseline risk es timated by Risk Management Solutions, Inc. (RMS), a leading provider of climate and natural disaster risk modeling, using its wi ldfire model, relying on the following data and logic provided by SCE: the location of SCE’s assets, reported ignitions from 2014 – 2020, mitigation effectiveness and locations of installed covered conductor, tree rem ovals, inspections, line clearing, and PSPS de - energization criteria 2. There are risks inherent in the simulation analyses, models and predictions of SCE and RMS relating to the likelihood of and dam age due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses fr om catastrophic wildfire events may differ from the results of the simulation analyses and models of RMS and SCE. Range may vary for other loss thresholds 3. Includes ( i ) total potential insured losses estimated by RMS, and (ii) total potential uninsured losses estimated by SCE based on manage men t experience and consultation with insurance industry experts. “Fund” refers to CA AB 1054 Wildfire Insurance Fund. SCE used RMS loss estimates along with its estimates of uninsured losses to quantify the reductions in estimated probability 4. RMS’s prior method of analysis regarding wildfire risk on the wildfire models has been updated at SCE’s request to incorporat e R MS’s newly available climate change models, leading to adjustments to the pre - 2018 probabilities and in quantifying the current Q2 2022 probabilities Decreasing dependency on PSPS vs. ~30% as of Q4 2021 4

32 Introduction Clean Energy Transition Leadership Financial Information Appendix Wildfire Mitigation Additionally, ongoing grid hardening expected to result in faster pace of reduced risk of losses from less severe events 1,2 November 2, 2022 1. Baseline risk estimated by Risk Management Solutions, Inc. (RMS), a leading provider of climate and natural disaster risk mod eli ng, using its wildfire model, relying on the following data and logic provided by SCE: the location of SCE’s assets, reported ignitions from 2014 – 2020, mitigation effectiveness and locations of installed covered conductor, tree rem ovals, inspections, line clearing, and PSPS de - energization criteria 2. There are risks inherent in the simulation analyses, models and predictions of SCE and RMS relating to the likelihood of and dam age due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses fr om catastrophic wildfire events may differ from the results of the simulation analyses and models of RMS and SCE. Range may vary for other loss thresholds 3. Includes (i) total potential insured losses estimated by RMS, and (ii) total potential uninsured losses estimated by SCE base d o n management experience and consultation with insurance industry experts. “Fund” refers to CA AB 1054 Wildfire Insurance Fund. SCE used RMS loss estimates along with its estimates of uninsured losses to quantify the reductions in estimated probability. 4. RMS’s prior method of analysis regarding wildfire risk on the wildfire models has been updated at SCE’s request to incorporat e R MS’s newly available climate change models, leading to adjustments to the pre - 2018 probabilities and in quantifying the current Q2 2022 probabilities ~ 16.2% ~ 6.2% Pre-2018 As of Q2 2022 ~60% reduction Continued opportunity to buy down risk Estimated probability of ≥$250 million loss Annual risk of ≥$250 million loss has decreased by ~60% compared to pre - 2018 levels 3,4

FINANCIAL INFORMATION

34 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information Range Case 2 n/a 5.5 5.5 5.2 5.3 5.4 5.7 6.0 5.8 – 5.9 6.7 2021 2022 2023 2024 2025 SCE has significant capital expenditure opportunities driven by investments in the safety and reliability of the grid November 2, 2022 Capital deployment expected to increase in future GRC and other applications 1 Capital Expenditures, $ in Billions Total 2021 – 2025 capital plan of $27 – 30 billion driven by investments in safety and reliability GRC track 1 and other approvals underpin spending through 2023 Primary 2024+ potential: – Deployment of incremental miles of covered conductor 3 – Investment to support infrastructure replacement and load growth – Transmission and energy storage investments to meet long - term state GHG targets – Transportation electrification enabling investment 1. Forecast for 2024 includes amounts requested in track 4 of SCE’s 2021 GRC. Forecast for 2025 includes amounts currently expec ted to be requested in SCE’s 2025 GRC filing. Additionally, reflects non - GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for pe rmi tting delays and other operational considerations; GRC forecast is in line with authorized spend over the 2021 GRC track 1 cycle 3. The final decision in track 1 of SCE’s 2021 GRC established a cost recovery mechanism that would allow SCE to install additio nal covered conductor miles above the 4,500 circuit - mile level approved in the decision, including within the track 1 GRC period, subject to after - the - fact reasonableness review Future Requests

35 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information Over 85% of SCE’s capital investments are in its distribution grid, consistent with wires - focused strategy November 2, 2022 30% 19% 15% 13% 9% 8% 3% 3% SCE forecasts investing $27 – 30 billion from 2021 to 2025 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2021 – 2025 capital plan 1 1. Subject to change depending on 2025 GRC testimony 2. Includes utility - owned storage Distribution Non - distribution Infrastructure Replacement Wildfire Mitigation Other Distribution 2 Inspections & Maintenance Load Growth & New Service Connections Transmission Electrification Generation

36 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information Range Case 2 n/a 38.4 41.2 43.6 46.7 2021 GRC track 1 decision provides rate base visibility through 2023; future applications expected to extend growth November 2, 2022 1. Weighted - average year basis. Excludes rate base associated with ~$1.6 billion of wildfire mitigation - related spend that shall no t earn an equity return under AB 1054 2. Range Case rate base reflects capital expenditure Range Case forecast 3. The final decision in track 1 of SCE’s 2021 GRC established a cost recovery mechanism that would allow SCE to install additio nal covered conductor miles above the 4,500 circuit - mile level approved in the decision, including within the track 1 GRC period, subject to after - the - fact reasonableness review From a 2021 base, rate base growth forecast of 7 – 9% through 2025, reflecting future incremental investment Rate Base 1 , $ in Billions Forecast includes recovery of utility - owned storage and SCE’s building electrification request Substantial longer - term rate base growth potential from: – Deployment of incremental miles of covered conductor 3 – Investment to support infrastructure replacement and load growth – Transmission and energy storage investments to meet long - term state GHG targets – Transportation electrification enabling investment 35.3 38.6 41.9 44.8 – 45.0 49.5 2021 2022 2023 2024 2025 ~9% 2021 – 2025 CAGR Future Requests

37 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information SCE’s long - term growth drivers are highly aligned with California’s public policy goals November 2, 2022 Overarching Goals SCE Growth Drivers Safe, Reliable, and Affordable Electricity Service Infrastructure Replacement Sustained investment required to reach and maintain equilibrium replacement rate Wildfire Mitigation Significant investment in infrastructure and practices that mitigate wildfire risk, and bolster prevention and response Decarbonization of California Grid Modernization Accelerate the adoption and integration of renewables and other distributed energy resources Electrification of Transportation and Other Sectors Investments to support electrification of light - , medium - , and heavy - duty vehicles, buildings, and other sectors Energy Storage Energy storage essential to increasing carbon - free generation and reliability Transmission Future needs to meet renewables and clean energy mandates driven by CAISO planning process

38 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics November 2, 2022 Approved Applications Application / Account Balance @ Sept. 30 Recovery Through Remaining Rate Recovery by Year Q4 2022 2023 2024 2025 ✓ GRC Track 1 (Jan. – Sept. 2021 Balance) 401 Dec. ’23 80 321 – – ✓ GRC Track 3 401 Sept. ’25 33 134 134 100 ✓ CSRP Track 1 388 Dec. 25 – 199 87 102 ✓ GRC Track 2 324 Feb. ’25 34 134 134 22 ✓ 2020 – 2021 Residential Uncollectibles 2 86 Feb. ’25 22 34 26 4 Total 1,600 168 822 381 229 Pending & Future Applications (Subject to CPUC Authorization) Application Request 3 Expected Amort. 3 Expected Rate Recovery by Year Q4 2022 2023 2024 2025 Wildfire Mitigation & Vegetation Mgmt. 327 12 months – 191 136 – WEMA2 215 12 months – 215 – – 2022 CEMA 198 12 months – – 198 – 2021 CEMA 132 12 months – 77 55 – Total 872 – 483 389 – Expected Securitizations 4,5 AB 1054 Capital Included In: Amount Q4 2022 2023 2024 2025 GRC Tracks 1 & 3 730 – 730 – – Total 730 – 730 – – 1. Numbers may not add due to rounding 2. 2020 – 2021 Residential Uncollectibles are tracked in a balancing account authorized by the CPUC and implemented in rates without a separate application 3. Requested revenue requirement. Amounts and amortization subject to CPUC approval 4. Amounts refer to securitization of AB 1054 capex. Actual timing will depend on the timing of CPUC authorizations and implemen tat ion in customer rates or execution of securitization transactions 5. Amounts reflect capital costs recovered upfront via securitization. Recovery in customer rates of costs to service the bonds tak es place over the tenor of the debt at a fixed recovery charge rate GRC, Uncollectibles, Wildfire - related, and Wildfire Insurance Applications $ in Millions 1

39 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information SCE revises best estimate of expected losses for 2017/2018 Wildfire/Mudslide Events by $880 million, to $8.8 billion November 2, 2022 Change driven by new information • Statute of limitations for individual plaintiffs in Woolsey fire is now closed – Actual number of plaintiffs bringing claims now certain – Have obtained important additional information about claims • Now estimating higher costs to settle remaining claims, informed by experience to date Have better understanding of claims types • Now have a better sense for nature of claims (e.g., whether plaintiff has claim for smoke and ash damage, damaged property, entire property loss, or a business) Recent trends • Trends experienced in settlements have resulted in higher settlement values for various claims including: – Higher rebuild costs due in part to longer rebuild timelines – Increased inflation – More extensive landscaping damage Increased reserve related to Woolsey; reiterate TKM cost recovery application timeline — target filing by late 2023

40 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information 2017/2018 Wildfire/Mudslide Events Update: ~85% of best estimate resolved. Anticipate cost recovery filing by late 2023 November 2, 2022 7.5 1.2 8.8 Best Estimate of Total Losses ~85% of best estimate has been resolved 1. After giving effect to all payment obligations under settlements entered into through September 30, 2022, including under the ag reement with the Safety and Enforcement Division of the CPUC 2. TKM: Collectively, the Thomas Fire, the Koenigstein Fire, and the Montecito Mudslides SCE continues to make substantial progress resolving claims… $ in Billions, as of September 30, 2022 …and SCE will seek CPUC recovery of prudently - incurred actual losses and related costs in excess of insurance Remaining Expected Potential Losses 1 SCE currently expects to seek cost recovery for ~$6 billion in separate applications for TKM 2 and Woolsey – Excludes insurance recoveries, FERC recoveries, and other ineligible amounts – SCE will include interest on debt issued to finance claims payments in recovery requests SCE continues to anticipate filing first application for cost recovery by late 2023 , assuming relevant proceedings progress as expected Application timing will account for several factors, including: – Substantial resolution of claims (90%+ of value) in each of TKM 2 and Woolsey – Status of remaining estimated claims at time of filing – Other litigation activities Considerations for Future CPUC Cost Recovery Applications

41 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information Cost of Capital Status: Constructive proposed decisions issued for 2022. PD for 2023 – 2025 expected in November November 2, 2022 Year Proposed ROE Status 2022 10.30% (i.e., currently authorized) • Constructive proposed decision (PD) and alternate proposed decision (APD) issued on September 30 • Both find that extraordinary circumstances warrant departure from Cost of Capital Mechanism adjustment for 2022 • PD would initiate a Phase 2 to determine 2022 cost of capital • President Reynolds’ APD would leave cost of capital unchanged and close proceeding • Both proposed decisions expected to be voted on by the Commission on November 3 2023 – 2025 10.53% • Briefing submitted September 30 • Would reset Cost of Capital Mechanism (CCM) benchmark rate to 4.37% for determining whether CCM would trigger for 2024 or 2025 – Current spot Moody’s Baa Utility Bond Index is ~6.3% 1 • CPUC’s schedule calls for proposed decision around November 10 1. As of October 28, 2022

42 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information EIX and SCE are committed to maintaining their investment grade credit ratings November 2, 2022 SCE EIX Moody’s Baa2 Positive Baa3 Positive S&P BBB Stable BBB Stable Fitch BBB - Positive BBB - Positive Long - term Issuer Rating and Outlook As of November 1, 2022 During Q2 2022, Fitch and Moody’s changed outlooks to Positive from Stable Investment grade ratings at SCE and EIX, targeting EIX long - term FFO - to - Debt ratio of 15 – 17% Total liquidity of $3.5 billion 2 Manageable long - term debt maturity profile Credit strengths include 3 : – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 – Wildfire mitigation investments 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures and short - term debt 2. As of September 30, 2022, approximately $1.6 billion at EIX Parent & Other and $1.9 billion at SCE includes amounts available un der credit facilities and cash on hand 3. As described by S&P in its reports dated July 13, 2022, and September 10, 2021, and Moody’s in its reports dated April 2, 202 0, and October 20, 2020 Long - term Debt Maturities 1 $ in Millions, as of September 30, 2022 2,185 1,550 1,200 400 500 800 300 2,585 2,050 2,000 350 2022 2023 2024 2025 2026 SCE EIX Parent

43 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information SCE Wildfire Interest expense will be included in cost recovery applications. Current forecast embeds ~5.3% refinancing rate SCE Operational Minimal exposure based on authorized cost of capital and 2023 securitization of final $730 million of AB 1054 capex EIX Parent Currently forecasting ~6.1% refinancing rate EIX and SCE are identifying offsets to higher interest rates and expect to deliver on 5 – 7% 2021 – 2025 EPS CAGR November 2, 2022 Approximately $10 billion of the total ~$29 billion debt portfolio matures through 2027 1 Outstanding Short - and Long - Term Debt Maturities (Q4 2022 – 2027) 1 as of September 30, 2022, $ in Millions 1,035 730 550 1,765 - 900 - - Q4 2022 2023 2024 2025 2026 2027 1. Does not include commercial paper or amortization of secured recovery bonds issued by SCE Recovery Funding LLC. The table sho ws the 2023 mandatory purchase of $135 million of tax - exempt bonds as a maturity in 2023 2. For variable rate debt, based on 3 - month term SOFR as of October 28, 2022, of 4.09% plus the applicable spread 3. Average rate does not include the interest on the $730 million variable rate term loan, which will be repaid upon securitizat ion of AB 1054 capex and does not affect earnings 750 1,150 400 400 - 1,150 1,550 300 350 600 Q4 2022 2023 2024 2025 2026 2027 400 600 300 1,000 500 800 - 600 Q4 2022 2023 2024 2025 2026 2027 4.4% 3.4% 3 3.7% 2.1% 2.1% 4.2% 1.2% 4.7% 4.1% 3.6% 4.8% 5.8% 3.1% Wtd .. Avg. Rate 2 Fixed Rate Variable Rate

44 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information EIX narrows 2022 core EPS guidance to $4.48 – 4.68 from $4.40 – 4.70 November 2, 2022 1. YTD results as of September 30, 2022, based on 2022 YTD weighted average shares of 381.2 million; 2022 guidance based on weig hte d average shares assumption of 381.5 million 2. SCE is unable to conclude, at this time, that these amounts are probable of recovery; however, recovery will be sought as par t o f future cost recovery applications Note: See Earnings Per Share Non - GAAP Reconciliations and Use of Non - GAAP Financial Measures in Appendix. All tax - effected infor mation on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding YTD Recorded 1 2022 Guidance 1 SCE 2022 Rate Base EPS 3.97 5.33 SCE Operational Variances 0.25 0.23 – 0.42 EIX Parent and Other (0.48) (0.71) – (0.70) EIX Operational Results 3.74 4.85 – 5.05 SCE Costs Excluded from Authorized (0.25) (0.37) EIX Consolidated Core EPS $3.49 $4.48 – 4.68 EIX 2022 Core Earnings Per Share Guidance Range Building from SCE Rate Base EPS Key components of variances from SCE rate base EPS 1 Rate Base EPS Recording at current cost of capital pending 2022 cost of capital decision SCE Operational Variances Includes financing benefits associated with 2022 cost of capital proceeding 0.10 EIX Parent and Other Operating expense, other (0.14) – (0.13) EIX interest expense / preferred dividends (0.57) SCE Costs Excluded from Authorized Wildfire Insurance Fund contribution interest expense (0.09) Wildfire claims payment debt interest expense 2 (0.12) Short - and long - term incentive comp not in rates; SB 901 disallowed exec comp (0.16)

45 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information EIX is executing on its 2022 financing plan and has flexibility to defer equity content issuances to 2023 November 2, 2022 EIX 2022 Financing Plan 1 Q2 Update Q3 Update Maturity Refinancing Expect to refinance $700 million of parent debt with new debt issuances Completed $400 million parent refinancing in August Expect to refinance $300 million maturity with new debt Equity Content 2 Expect to issue securities with $300 – 400 million in combination of: – Preferred equity (50% equity content) – $100 million common equity via internal programs (100% equity content) – If needed, use of at - the - market (ATM) program (100% equity content) Need of $300 – 400 million of equity content: – $100 million common equity via internal programs ($75 million YTD) – Potential to complete remaining $200 – 300 million need with ATM program or preferred equity Execution Timing Issued $600 million term loan in April (maturing April 2023), providing flexibility for 2022 financing plan Flexibility to defer equity content securities issuance to 2023 – If deferred, will incorporate into 2023 financing plan to be shared on Q4 2022 earnings call ✓ ✓ 1. Financing plans are subject to change 2. Edison International expects to issue securities containing up to $250 million of equity content annually, on average from 20 22 through 2025. The higher - than - average equity content expected in 2022 is driven by the anticipated capital expenditures associated with SCE's utility owned storage projects

46 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information EIX has a strong track record of meeting or exceeding EPS guidance and growing its dividend November 2, 2022 0.80 2.80 2004 2022 7.2% CAGR …and has 18 consecutive years of dividend growth 2 Dividends per Share (in Dollars) 1. EPS guidance was not provided in 2012 or 2018 because of the timing of final decisions in SCE’s 2012 and 2018 General Rate Ca ses , respectively 2. 2022 dividend annualized based on dividend declaration on December 9, 2021 EIX has consistently met or exceeded Core EPS guidance… Core EPS Relative to Guidance Range 2004 Exceeded 2005 Exceeded 2006 Exceeded 2007 Exceeded 2008 In - line 2009 Exceeded 2010 In - line 2011 Exceeded 2012 N/A 1 2013 Exceeded 2014 Exceeded 2015 Exceeded 2016 In - line 2017 Exceeded 2018 N/A 1 2019 In - line 2020 In - line 2021 Exceeded

47 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information SCE’s operational excellence program , Catalyst, includes >600 employee - driven ideas with capital and O&M benefits 1 November 1, 2022 Major Themes Example High Impact Ideas Work Planning • Improve O&M cost efficiency by bundling work activities across inspections and repairs to reduce number of visits to the same asset • Optimize use of SCE's crews vs. contractors to perform construction and other tasks to manage costs while also developing employees' skills Procurement • Expand use of strategic sourcing to additional spend categories to secure better pricing • Optimize insourcing vs. outsourcing mix for certain work activities • Leverage reduced costs from vegetation management contractors to improve competitive bidding • Revise material management process at contractor warehouses Technology and Tools • Implement a single work management tool for vegetation management to optimize contractor assignments • Improve customer experience and lower service operating costs through self - service and optimized website Highest impact ideas show breadth of opportunity across operations, including affordability, safety, quality, and customer experience 1. Financial benefits include O&M, costs recovered through balancing accounts, and capital expenditures

48 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information EIX reaffirms 5 – 7% 2021 – 2025 EPS growth rate target, which would result in 2025 EPS of $5.50 – 5.90 1 November 2, 2022 1. Based on the midpoint of initial 2021 Core EPS guidance range of $4.42 – 4.62 established September 16, 2021. Annual core EPS grow th during the period expected to be non - linear. Growth in any given year can be outside the range 2. Components are rounded to the nearest 5 cents and based on EIX 2022 guidance share count of 381.5 million shares. For the pur pos es of this illustration, all costs and dilution associated with any equity content issued beyond 2022 are reflected in the EIX Parent and Other line. Actual financing activity may vary and is subject to change 3. Based on SCE’s currently - authorized CPUC ROE of 10.3%. SCE has filed an application requesting a CPUC ROE for 2023 of 10.53% Component Tailwinds ( ▲ ) and Headwinds ( ▼ ) Rate Base EPS 3 (based on capex levels) 6.50 – 6.90 ▲ Non - GRC incremental capex opportunities ▲ ROE above / ( ▼ below) 10.30% ▲ Cost of capital mechanism ( ~ 5¢ EPS per 10bps change in CPUC ROE) SCE Op. Variances (including AFUDC) 0.50 – 0.60 ▲ Operational efficiencies ▲ Actual financing costs below / ( ▼ above) authorized EIX Parent & Other (including dilution) (0.80) – (0.95) ▼ Higher interest rates on refinancing (~1¢ EPS per ± 20bps change vs. current assumption of 6.1%) ▲ Lower total equity content issued SCE Costs Excluded from Authorized (primarily wildfire claims payment - related debt) (0.70) – (0.65) ▼ Higher interest rates on refinancing (~1¢ EPS per ± 20bps change vs. current assumption of 5.3%) ▼ Higher / ( ▲ Lower) actual losses from 2017/2018 Wildfire/Mudslide Events Pursuing opportunities to deliver 5 – 7% growth rate 2025 Core Earnings per Share Component Ranges 2 Company incorporates current interest rate and macroeconomic environment into guidance ranges Combinations of tailwinds and headwinds give us ability to achieve EPS growth target Committed to deliver on 2021 – 2025 EPS growth rate target Key Takeaways

49 Introduction Clean Energy Transition Leadership Wildfire Mitigation Appendix Financial Information EIX has double - digit total return potential, supported by leadership role in clean energy transition November 2, 2022 9 – 11% total return o pportunity 4 before potential P/E multiple expansion driven by estimated 65 – 70% wildfire risk reduction 5 , a nd ongoing utility and government wildfire mitigation efforts 1. Compound annual growth rate (CAGR) based on the midpoint of the 2021 Core EPS guidance range of $4.42 – 4.62 established on Septem ber 16, 2021 2. Based on EIX stock price on October 31, 2022 3. Building electrification programs subject to CPUC approval 4. At current P/E multiple. Excludes changes in P/E multiple and potential dividend growth 5. Risk reduction based on mitigations through June 30, 2022 5 – 7% core EPS CAGR 1 2021 to 2025 Underpinned by strong rate base growth of ~7 – 9% $27 – 30 billion 2021 – 2025 capital program ~4%+ current dividend yield 2 18 consecutive years of dividend growth Target dividend payout of 45 – 55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry - leading programs for transportation electrification and building electrification 3 Potential for 60% load growth by 2045

APPENDIX

51 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Partners with market leaders to deliver on their strategic, financial, and sustainability goals by addressing carbon, cost, complex choices, and creating energy justice across communities Provide independent, expert advice and services Using an integrated approach to design and implement strategic energy roadmaps for clients to achieve the right sustainability, performance, and cost outcomes for their organizations Deliver comprehensive data - driven portfolio solutions Provides individualized strategies across sustainability, renewables, energy optimization, energy supply, transportation electrification, and analytics Serve large - scale, global customer base Clients include 24 of the Fortune 100 Offices in North America and Europe — serving customers in 30+ countries globally Helped customers execute renewable energy agreements totaling 1.1 GW in 2022, bringing total offsite procurement to 8.9+ GW Provide insights for clean energy efforts Supports Edison International’s clean energy, electrification, and sustainability efforts Edison Energy enables organizations to address today’s key industry challenges November 2, 2022

52 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE Key Regulatory Proceedings November 2, 2022 Proceeding Description and Next Steps Base Rates 2021 GRC Track 4 (A.19 - 08 - 013) Set CPUC base revenue requirement for third attrition year (2024) Intervenor testimony and SCE rebuttal testimony to be submitted Q1 2023 2022 Cost of Capital (A.21 - 08 - 013) Establish cost of capital for 2022 Proposed Decision and Alternate Proposed Decision expected to be voted on at November 3 CPUC voting meeting 2023 Cost of Capital (A.22 - 04 - 009) Establish authorized cost of capital for utility operations in 2023 – 2025 Proposed decision expected around November 10 Capital Structure Waiver (A.22 - 04 - 010) Extension of waiver period for exclusions related to 2017/2018 events Proposed decision expected in December Wildfire Wildfire Mitigation & Vegetation Management (A.22 - 06 - 003) Requesting approval of ~$327MM of rev. req. for incremental 2021 wildfire mitigation capex and O&M, and incremental 2021 veg. management O&M Procedural schedule has been temporarily suspended Insurance WEMA2 (A.20 - 12 - 010) Approx. $215MM for wildfire insurance - related costs for July – Dec. 2020 10/5 new ALJ assigned; Awaiting issuance of proposed decision 2022 Safety Certification Request Annual request for safety certification submitted to OEIS in September. Final approval expected in December Third AB 1054 Securitization (A.22 - 09 - 014) Requesting authorization to issue recovery bonds securitizing the final $730 million of AB 1054 capex, along with financing costs Expedited scheduled approved, which would result in Q1 2023 final decision 2022 CEMA (A.22 - 03 - 018) Request recovery of costs associated with 2019 winter storms and 2020 firestorms. $312MM capital, $207MM O&M; Rev. Req.: $198MM SCE rebuttal testimony due 11/2. PD expected Q2 2023 1. Capital reflects direct costs. Revenue requirement does not include revenue associated with AB 1054 Excluded Capital Expendit ure s

53 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 2022 EIX Core Earnings Guidance Assumptions November 2, 2022 1. Beginning in 2023, Intervenors have an annual opportunity to terminate the TO2019A Formula Rate. The earliest any new rate co uld become effective is January 1, 2024 2. Does not include securities with equity content that could be issued to enable SCE to issue debt to finance payments for reso lut ion of claims related to the 2017/2018 Wildfire/Mudslide Events while allowing Edison International and SCE to maintain investment grade credit ratings Note: All tax - effected information on this slide is based on our current combined statutory tax rate of approximately 28% 2022 Assumption Additional Notes CPUC Rate Base ($ in Billions) $31.1 Return on Equity (ROE) 10.30% • ROE sensitivity: 4 cents EPS for 10bps change in ROE Equity in Capital Structure 52.0% FERC Rate Base ($ in Billions) $7.5 Return on Equity (ROE) 1 10.30% Equity in Capital Structure 1 47.5% Other Items SCE Operational Variances ($ Millions, after - tax) ~$85 – 160 Representative items: • AFUDC $130 • Financing benefits associated with 2022 cost of capital proceeding $38 • Shareholder - funded expenses not recovered in GRC $45 SCE Wildfire Claims Payment Debt Interest Expense ($ Millions, after - tax) ~$45 • SCE funds resolution of wildfire claims with debt • $4.3 billion outstanding at 9/30/2022 EIX Equity Issuance 2 ($ in Millions) ~$300 – 400 of equity content • See EIX Financing Plan update page

54 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison’s near - term debt maturities are manageable with ~33% tied to SCE’s operations or AB 1054 securitization November 2, 2022 Q4 2022 2023 2024 2025 2026 2027 Variable Rate (SOFR+) SCE: Operational 2 550 – – – – – SCE: AB 1054 Bridge 2 – 730 – – – – SCE: Wildfire Claims – 400 400 – – – EIX Parent 2 – 600 – – – – Total Variable Rate 550 1,730 400 – – – Fixed Rate SCE: Operational – 1,035 – 900 – – SCE: Wildfire Claims – 750 1,150 300 350 600 EIX Parent 300 400 500 800 – 600 Total Fixed Rate 300 2,185 1,650 2,000 350 1,200 Total Debt 1 SCE: Operational 550 1,035 – 900 – – SCE: AB 1054 Bridge – 730 – – – – SCE: Wildfire Claims – 1,150 1,550 300 350 600 EIX Parent 300 1,000 500 800 – 600 Total Debt 850 3,915 2,050 2,000 350 1,200 Currently Outstanding Debt Maturities (Q4 2022 – 2027) 1 $ in Millions, as of September 30, 2022 SCE term loan bridges to 2023 securitization of AB 1054 capex; does not affect earnings EIX term loan provides flexibility for 2022 financing plan execution SCE will seek cost recovery of claims settlements and associated interest 3 1. Does not include commercial paper borrowings, amortization of secured recovery bonds issued by SCE Recovery Funding LLC. The tab le shows the 2023 mandatory purchase of $135 million of tax - exempt bonds as a maturity in 2023. The company may choose to remarket the tax - exempt bonds at that time. The bonds mature in 2033 2. Classified as short - term debt on the balance sheet 3. Refers to CPUC recovery of prudently - incurred actual losses and related costs in excess of insurance. Excludes insurance recover ies, FERC recoveries, and other ineligible amounts. SCE will include interest on debt issued to finance claims payments in recovery requests

55 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE continues to fund wildfire claims payments above insurance and FERC rate recoveries with debt November 2, 2022 Series Principal Due Rate 2021B 400 4/3/23 SOFR + 64bps 2021D 350 4/3/23 0.700% 2021J 400 8/1/23 0.700% 2021C 400 4/1/24 SOFR + 83bps 2021E 700 4/1/24 1.100% 2021K 450 8/1/24 0.975% 2022C 300 6/1/25 4.200% 2020C 350 2/1/26 1.200% 2022D 600 6/1/27 4.700% 2022E 350 6/1/52 5.450% Total $4,300 Annualized Interest 1 : ~$120 Wildfire Claims Payment - Related Debt Issuances $ in Millions except percentages, as of September 30, 2022 Total issuance of $4.3 billion to - date; additional debt to be issued as more claims settled Interest expense not currently recoverable in rates, however, will be included in cost recovery applications for the 2017/2018 Wildfire/Mudslide Events 2 SCE has waiver from CPUC, allowing exclusion with respect to certain non - cash charges to equity and associated debt for calculating SCE’s regulatory equity ratio – Extension of waiver pending decision from CPUC 1. Based on SOFR of 4.09% as of October 28, 2022 2. Excluding the carrying cost associated with the $375 million of wildfire claims payments foreclosed from cost recovery under an agreement with the Safety and Enforcement Division of the CPUC

56 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Low High Basic EIX EPS $1.51 $1.71 Total Non - Core Items 2 (2.97) (2.97) Core EIX EPS $4.48 $4.68 1. EPS is calculated on the assumed weighted - average share count for 2022 of 381.5 million 2. Non - core items are presented as they are recorded Earnings Per Share Non - GAAP Reconciliations November 2, 2022 Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 1 2022 EPS Attributable to Edison International

57 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non - GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non - core items. Non - core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non - GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Senior Manager (626) 302 - 2540 (626) 302 - 3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Use of Non - GAAP Financial Measures November 2, 2022